UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2011

General Automotive Company
(Exact name of registrant as specified in its charter)

Nevada	333-137755	20-3893883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5422 Carrier Drive, Suite 309 , Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 407 363-5633

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

Asset Purchase Agreement

On October 2, 2011, our wholly owned subsidiary, Pro Value Parts, LLC, a Florida limited liability company (“Pro Value LLC”) sold all of its assets to Pro Value Automotive Corporation, a private Florida corporation (“Pro Value Corp”) in exchange for shares of common stock in Pro Value Corp. and assumption of $175,000 of our debt owed to our director and significant shareholder, Douglas J. Nagel.

The number of shares of common stock of Pro Value Corp stock we are to receive will vary from a minimum of 6,000,000 up to a maximum of 16,000,000 – out of a total anticipated issued and outstanding base of 21,000,000 shares – depending upon the number of shares of common stock Pro Value Corp is able to sell in its planned private placement.

Pro Value Corp’s assumption of $175,000 of our debt is evidenced by a Secured Promissory Note dated October 1, 2011 made by Pro Value Corp in favor of Douglas J. Nagel, bearing interest at 9.0% per annum, due August 12, 2012, with interest only payments due from December 1, 2010 until maturity. The debt is secured by our interest in 10,750,000 shares of common stock of Greencell, Inc. pursuant to a Pledge and Security Agreement dated October 1, 2011 by and between Douglas J. Nagel and General Automotive Company.

Amended and Restated Convertible Promissory Note

On October 1, 2011, we executed an amendment to that certain Convertible Promissory Note dated August 18, 2010 (the “Prior Note”) made in favor of our director and significant shareholder Douglas J. Nagel, which Prior Note was past due. The revised note has a principal balance in the amount of $660,000 bearing interest at 9.0% interest per annum, and is now due August 12, 2012 (the “Amended Note”). At any time prior to full payment of the indebtedness, Mr. Nagel has the right to convert the indebtedness or any portion thereof into shares of our common stock at a conversion price of $0.05 per share, subject to adjustment from time to time. Repayment of the Amended Note is secured by our interest in the stock of Greencell, Inc. pursuant to the same Pledge and Security Agreement dated October 1, 2011 described above.

The foregoing summary of the material terms of each of the agreements described above is qualified in its entirety by the full text of the documents, each of which is attached hereto and is incorporated herein by this reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1	Secured Promissory Note between Pro Value Automotive Corporation and Douglas J. Nagel dated October 1, 2011
10.2	Pledge and Security Agreement between General Automotive Company and Douglas J. Nagel dated October 1, 2011
10.3	Amended and Restated Convertible Promissory Note between General Automotive Company and Douglas J. Nagel dated October 1, 2011
10.4	Collateralized Guaranty Agreement between General Automotive Company and Douglas J. Nagel dated October 1, 2011
10.5	Asset Purchase Agreement between Pro Value Automotive Corporation and Pro Value Parts, LLC dated October 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Automotive Company

/s/ Daniel Valladeo

Daniel Valladeo

Chief Executive Officer

Date: November 22, 2011

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